SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report - May 31, 2001
                                          ---------------
                        (Date of earliest event reported)


                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
         --------                      -------              ----------
  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



                            Area Code (215) 657-6202
                            ------------------------
                               (Telephone number)


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Item 5.  Other Information.
         ------------------

     On May 31, 2001, Quad Systems Corporation (the "Company") executed a definitive agreement (the "Purchase Agreement") with Tyco Electronics Corporation, a Pennsylvania corporation and a subsidiary of Tyco International Ltd. [NYSE: TYC], ("Tyco"), which has agreed to acquire substantially all of the Company's U.S. assets, for a cash purchase price of $5,237,500, and to assume certain liabilities. The purchase price is payable in cash based on a minimum book value of the purchased assets at the closing of the transaction, subject to adjustment following the closing for changes to reflect the actual book value of the purchased assets.

     The Company and Tyco are also negotiating for the sale/purchase of the Company's U.K. assets. The Company expects to finalize this additional agreement shortly, and to close on both agreements simultaneously.

     The Company is currently operating as a debtor-in-possession pursuant to its Chapter 11 bankruptcy filing currently pending before the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court"). The closing under the Purchase Agreement is subject to the approval of the Bankruptcy Court and certain other conditions as set forth in the Purchase Agreement. The Company expects to close the transaction before July 15, 2001 or as soon as practicable thereafter upon receipt of the approval of the Bankruptcy Court. The proceeds from the sale will be distributed to creditors in the plan of reorganization and liquidation under the oversight and procedures of the Bankruptcy Court and the Company does not expect that any proceeds from the sale will be available for distribution to stockholders.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

              99    Press Release, dated June 13, 2001

                                   SIGNATURES


     Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       QUAD SYSTEMS CORPORATION


    Dated:  June 14, 2001             By    /s/ Anthony R. Drury
                                         ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

                            QUAD SYSTEMS CORPORATION

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX
                                  -------------

 Exhibit
   No.         Exhibit
 ------        -------


  99         Press Release, dated June 13, 2001